                                                               The Latin America
                                                               Equity Fund, Inc.
                                                               -----------------
                                                               ANNUAL REPORT
                                                               DECEMBER 31, 2000





[PICTURED OF A SCENIC VIEW OF CARACAS, VENEZUELA]

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders ..........................................  1

Portfolio Summary ...............................................  6

Schedule of Investments .........................................  8

Statement of Assets and Liabilities ............................. 12

Statement of Operations ......................................... 13

Statement of Changes in Net Assets .............................. 14

Financial Highlights ............................................ 16

Notes to Financial Statements ................................... 18

Report of Independent Accountants ............................... 24

Results of Meetings of Shareholders ............................. 25

Tax Information ................................................. 26

Description of InvestLink-SM- Program ........................... 27








PICTURED ON THE COVER IS A SCENIC VIEW OF CARACAS, VENEZUELA.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                February 5, 2001


DEAR SHAREHOLDER:

We are writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the year ended December 31, 2000.

At December 31, 2000, the Fund's net assets were $145.3 million. The Fund's net asset value ("NAV") was $16.60 per share (net of dividends paid of $0.08 per share), as compared to $18.57 at December 31, 1999.

PERFORMANCE: EFFECTIVE STOCK SELECTION

For the year ended December 31, 2000, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was -10.1%, versus -16.6% for the Morgan Stanley Capital International Emerging Markets Free Latin America Index ("EMFLA").

The key elements that helped the Fund to outperform its EMFLA benchmark in the first half of the year--good stock selection in Mexico and Brazil; opportunistic trading in the telecommunications sector; and our involvement in a Jamaican private placement--remained beneficial for the year as a whole.

In Mexico, our stock selection emphasized well-known, high-quality companies. A good example was the major bank, Grupo Financiero Banamex Accival, S.A. de C.V. ("Banacci") (the Fund's seventh-largest holding at December 31). We liked Mexican banks in general because we felt that their valuations did not yet adequately reflect the sector's transition from a restructuring and value story to a growth story. Our conviction became more widespread among investors over the course of the year.

In telecom, we took advantage of extreme volatility throughout 2000 by buying when we felt the sector was oversold. Such opportunities were especially enticing in May and November.

As for Jamaica, we note that the Fund does not usually invest in Caribbean markets due to their thin capitalization and other logistical difficulties. In this case, we were able to take advantage of an attractive opportunity in the form of a private partnership vehicle that, itself, owns shares in some of the most prominent Jamaican stocks and offered a sufficiently compelling risk/reward profile. The partnership enjoyed robust returns due to the Jamaican market's vigorous rally during the period.

To a lesser extent, performance additionally gained from our periodic decisions to raise cash reserves to above-normal levels when we felt it was prudent to do so; as well as our stakes in several private placements beyond what we held in Jamaica.

The most negative contributions to the Fund's overall return came from our allocations to three countries. These were Chile, in which our stock selection and underweight stance were ineffective; Venezuela, which we significantly underweighted due to our lack of confidence in its government and economy, yet managed to produce the only positive return in the region during the year; and Argentina, where the U.S.-listed liquid shares that we prefer, underperformed the broad local index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

2000: REMARKABLY WELL, CONSIDERING

Given the environment of massive unrest across global equity markets, it was not surprising that Latin American stocks lost ground in 2000. A combination of external factors like fear of higher U.S. interest rates, mounting evidence of decelerating macroeconomic growth worldwide and harsh selling in technology and telecom stocks, helped to drive regional share prices downward.

It's worth noting, however, that Latin stocks outperformed their counterparts in Asia and Europe/the Middle East (EME). EMFLA's -16.6% return, for instance, compared quite favorably to the -41.8% and -22.3% performances of MSCI's Emerging Asian and EME indices, respectively.

We'd like to devote the rest of our review of the year's developments to brief discussions of events in Mexico and Brazil, in which over 80% of the Fund's assets were invested at December 31.

MEXICO (-20.5%). Fundamentals in Mexico were actually quite favorable. With a big assist from rising oil prices [note: revenues from oil sales account for some 40% of Mexico's total budgeted government revenues], the economy enjoyed near-ideal conditions for much of the year. The peso strengthened versus the dollar and domestic interest rates fell to their lowest level in some time.

Not surprisingly, Mexican sovereign risk improved: Moody's upgraded its rating on Mexico's sovereign debt to investment-grade status on March 7, months ahead of consensus expectations.

Why, then, did Mexican stocks fall so much? There were two main reasons. First, investors sensed that the nation's macroeconomic euphoria was unsustainable, particularly in light of the U.S.'s slowing growth and the probability that oil prices would fall after rising during the year and spiking sharply upward in September and October.

The second reason was political. There was considerable turbulence in the period leading up to presidential elections in early July, both because the election was the first in which the country's dominant PRI party was not assured of victory and the race was close. The winner, Vicente Fox Quesada, became the first non-PRI Mexican president since 1929. Concerns about Fox's experience at the federal level and his ability to turn campaign promises into actual policy, though, subsequently drove the market lower.

BRAZIL (-11.4%). Brazil was the year's second-best performer among Latin American equity markets (only Venezuela, which rose 4.5%, did better). Sentiment about Brazilian equities benefited from low inflation, declining interest rates, better-than-expected fiscal results and near-record foreign direct investment. The market declined primarily due to heavy volatility in the key telecom and tech sectors, which account for a healthy portion of the capitalization of most broad Brazilian equity indices.

The difference in performance between Brazil and Mexico, in our view, was that the improvement in Brazil's macroeconomic climate--which directly affected the nation's sovereign risk and outlook for corporate profitability--was more sustainable into 2001. Brazil had struggled mightily to right its problematic economy in recent years, after all, and was building on a smaller base than the U.S.-linked Mexico.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

By late December, conditions had improved enough for the central bank to slash nominal short-term interest rates by 75 basis points to 15.75%, well below a high of 45% in 1999 and the lowest such rate since 1986. The government's anti-inflation efforts continued to be very successful, furthermore, resulting in an historically low 6% inflation rate for the year, despite a variety of factors (E.G., high energy prices, a market-driven currency devaluation, a pick-up in economic activity) that could have pushed it upward.

PORTFOLIO STRATEGY: PLAYING DEFENSE

TOP 10 HOLDINGS BY ISSUER *

                                                      % OF
     HOLDING                         COUNTRY       NET ASSETS
-------------------------------------------------------------
 1.  Telmex                          Mexico           11.2
 2.  Petrobras                       Brazil            7.9
 3.  Tele Norte Leste                Brazil            5.4
 4.  CVRD                            Brazil            5.1
 5.  Grupo Modelo                    Mexico            4.5
 6.  Televisa                        Mexico            4.3
 7.  Banamex Accival                 Mexico            4.0
 8.  CBD                             Brazil            3.9
 9.  Banco Itau                      Brazil            3.9
10.  Ambev                           Brazil            3.6
                                                       ----
     Total                                            53.8
                                                      ====

----------
* Company names are abbreviations of those found in the chart on page 7.


[PIE CHART]

                                           COUNTRY BREAKDOWN
                                           (% of net assets)
                                           -----------------
Mexico                                           38.59
Other*                                            5.17
Argentina                                         3.53
Brazil                                           43.87
Chile                                             7.98
Cash & Other Assets                               0.86

----------
* Other includes Colombia, Global, Jamaica, Latin America, Peru, United States and Venezuela

Within the Fund, the uncertain direction of global macroeconomic activity and continuing weakness in the U.S.'s NASDAQ and other influential equity markets are prompting us to take a fairly defensive approach. We are therefore still focusing on blue-chip companies with high cash-flow generation, low leverage, solid market leadership and abundant liquidity.

Among industry sectors, we favor those that should benefit from strong domestic demand, resilient cash-flow generation and continued economic growth in Mexico and Brazil. These include financial services, retail, media, telecommunications and beverages.

- Financials should do well in light of their conservative management, strong profitability and comparatively low valuations.

- The retail, media and beverage sectors are appealing due to their ability to capture strong top-line growth via gains in market share, higher unit volumes and price increases.

- Certain telecoms, especially in Brazil, have upside after having been undeservedly punished in the global sell-off of such issues during 2000. In particular, we feel that both fixed-line and wireless providers should benefit from large pent-up demand for most telecom services, improved liquidity and the consolidation of Brazil's cellular marketplace.

--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Industries about which we are less excited include energy, utilities and conglomerates. We have modestly reduced exposure to energy, based on our expectation of much lower oil prices in 2001. And we are maintaining a relatively underweight stance both toward utilities, due to political risk; and conglomerates, which are vulnerable to a global macroeconomic slowdown.

Our favorite markets continue to be Brazil, where we are overweight and, to a lesser extent, Mexico, as we believe their fundamentals are far superior to those elsewhere in the region. The best earnings outlook is in Brazil, where we expect earnings to grow by 25-30% in 2001, about the same as in 2000. By comparison, earnings growth in Mexico should be in the 10-12% range, also about the same as in 2000.

We are allocating much less of the portfolio's assets to countries in the Andean region (E.G., Colombia, Venezuela, Peru), where there is marked political and economic instability.

OUTLOOK: SOLIDLY OPTIMISTIC

Looking ahead, we are solidly optimistic about the prospects for Latin American equities in 2001. Of course, this view assumes both that the U.S. economy will slow down gradually in a desirable "soft landing" and the global macroeconomic environment will stay comparatively benign.

We expect the pace of macroeconomic growth in Mexico to decelerate, from a rapid rate of 7% or so in 2000 to a more manageable 3.0-4.0% in 2001. Should a global upturn occur in the second half of the year--as many anticipate--Mexican stocks should be well-positioned to outperform in 2002.

By contrast, we expect macroeconomic growth in Brazil to accelerate. Combined with Brazilian equities' attractive valuations, we thus see good potential for the Brazilian market to outperform. Other positives in this regard include: falling oil prices; lower default and valuation risks in major trading partner Argentina; a continuation of the downward trend in local interest rates; a stable global trade environment; and a downward trend in global interest rates, sparked by the U.S.'s two rate cuts of a half-point each in January.

In sum, barring a catastrophic global event or external shock (E.G., a major increase in U.S. and global inflation) that derails global growth, Latin America should do reasonably well in 2001. Should risk aversion decline, investors likely will pile back into these markets to take advantage of the good values currently available. We plan on being fully invested to be ready for what we believe will be a turning of the tide in this regard over the next 6-12 months.

Respectfully,


/s/ Emily Alejos

Emily Alejos
Chief Investment Officer **

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 27 through 29 of this report.

--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Emerging Markets Free Latin America Index is an unmanaged index (with no defined investment objective) of Latin American equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She also is Chief Investment Officer of The Brazilian Equity Fund, Inc. and Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GEOGRAPHIC ASSET BREAKDOWN
--------------------------------------------------------------------------------

[BAR CHART]

AS A PERCENT OF NET ASSETS

                                               December 31, 2000    December 31, 1999
Argentina                                            3.53%                4.17%
Brazil                                              43.87%               35.60%
Chile                                                7.98%                8.55%
Colombia                                             0.00%                0.97%
Jamaica                                              2.04%                0.99%
Latin America                                        0.79%                0.16%
Mexico                                              38.59%               44.62%
Peru                                                 0.51%                1.73%
United States                                        0.07%                0.00%
Venezuela                                            0.47%                0.32%
Global                                               1.29%                0.64%
Cash & Cash Equivalents                              0.86%                2.25%

--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

[BAR CHART]

AS A PERCENT OF NET ASSETS

                                               December 31, 2000    December 31, 1999
Banking                                              5.44%                5.17%
Bottling                                             3.64%                0.00%
Broadcast, Radio & Television                        4.27%                3.67%
Cellular Telecommunications                          7.01%                3.63%
Cement                                               1.88%                3.85%
Diversified Operations                               0.98%                2.16%
Financial Services                                   9.23%                4.67%
Food & Beverages                                    13.35%               13.48%
Investment & Holding Companies                       2.04%                5.23%
Local and/or Long Distance Telephone Service        10.84%               15.29%
Mining                                               5.63%                5.13%
Oil & Natural Gas                                    7.90%                5.31%
Paper Products                                       0.41%                4.32%
Retail                                               3.86%                3.80%
Steel                                                3.19%                2.90%
Telecommunications                                  12.74%               10.97%
Other                                                6.63%                7.98%
Cash & Cash Equivalents                              0.96%                2.28%

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                                           Percent of
      Holding                                                          Sector                  Country     Net Assets
----------------------------------------------------------------------------------------------------------------------
   1. Telefonos de Mexico, S.A. de C.V.                            Telecommunications          Mexico          11.2
----------------------------------------------------------------------------------------------------------------------
   2. Petroleo Brasileiro S.A.                                      Oil & Natural Gas          Brazil           7.9
----------------------------------------------------------------------------------------------------------------------
   3. Tele Norte Leste Participacoes S.A.                     Local and/or Long Distance
                                                                   Telephone Service           Brazil           5.4
----------------------------------------------------------------------------------------------------------------------
   4. Companhia Vale do Rio Doce                                         Mining                Brazil           5.1
----------------------------------------------------------------------------------------------------------------------
   5. Grupo Modelo, S.A. de C.V.                                    Food & Beverages           Mexico           4.5
----------------------------------------------------------------------------------------------------------------------
   6. Grupo Televisa S.A.                                      Broadcast, Radio & Television   Mexico           4.3
----------------------------------------------------------------------------------------------------------------------
   7. Grupo Financiero Banamex Accival, S.A. de C.V.                 Financial Services        Mexico           4.0
----------------------------------------------------------------------------------------------------------------------
   8. Companhia Brasileira de Distribuicao Grupo Pao de Acucar       Food & Beverages          Brazil           3.9
----------------------------------------------------------------------------------------------------------------------
   9. Banco Itau S.A.                                                     Banking              Brazil           3.9
----------------------------------------------------------------------------------------------------------------------
  10. Companhia de Bebidas das Americas                                  Bottling              Brazil           3.6
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                 No. of                  Value
Description                                   Shares/Units             (Note A)
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-99.04%
 ARGENTINA-3.53%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL SERVICES-2.36%
--------------------------------------------------------------------------------
Grupo Financiero Galicia S.A. ADR+ ........      14,600           $      216,262
Perez Companc S.A. ADR ....................     205,500                3,210,937
                                                                  --------------
                                                                       3,427,199
                                                                  --------------
--------------------------------------------------------------------------------
 LOCAL AND/OR LONG DISTANCE
 TELEPHONE SERVICE-1.17%
--------------------------------------------------------------------------------
Telecom Argentina Stet -
 France Telecom S.A. ADR ..................     108,500                1,702,094
                                                                  --------------
TOTAL ARGENTINA (Cost $6,401,495) .........                            5,129,293
                                                                  --------------
--------------------------------------------------------------------------------
 BRAZIL-43.87%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 BANKING-4.89%
--------------------------------------------------------------------------------
Banco do Brasil S.A.,
 Series A, Warrants
 (expiring 06/30/01)+ .....................  22,953,400                    4,238
Banco do Brasil S.A.,
 Series B, Warrants
 (expiring 06/30/06)+ .....................  34,430,100                   17,656
Banco do Brasil S.A.,
 Series C, Warrants
 (expiring 06/30/11)+ .....................  57,383,500                   33,842
Banco Itau S.A. PN ........................  59,449,287                5,640,061
Uniao de Bancos Brasileiros
 S.A. GDR .................................      48,100                1,415,944
                                                                  --------------
                                                                       7,111,741
                                                                  --------------

--------------------------------------------------------------------------------
 BOTTLING-3.64%
--------------------------------------------------------------------------------
Companhia de Bebidas das
 Americas ADR .............................     152,600                3,929,450
Companhia de Bebidas das
 Americas PN ..............................   5,643,055                1,360,121
                                                                  --------------
                                                                       5,289,571
                                                                  --------------

--------------------------------------------------------------------------------
 CELLULAR TELECOMMUNICATIONS-5.28%
--------------------------------------------------------------------------------
Celular Crt. Participacoes
 S.A. PNA+ ................................   7,030,895                2,271,520
Tele Centro Oeste Celular
 Participacoes S.A. ADR+ ..................      87,400                  846,687

                                                 No. of                  Value
Description                                      Shares                (Note A)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS (CONTINUED)
--------------------------------------------------------------------------------
Telemig Celular Participacoes
 S.A. ADR+ ................................      31,000            $   1,844,500
Telemig Celular S.A. PNC ..................     276,107                    6,512
Telesp Celular Participacoes
 S.A. ADR .................................      99,900                2,697,300
                                                                  --------------
                                                                       7,666,519
                                                                  --------------
--------------------------------------------------------------------------------
 ELECTRIC DISTRIBUTION-0.93%
--------------------------------------------------------------------------------
Eletropaulo Metropolitana
 S.A. PN ..................................  29,381,932                1,356,240
                                                                  --------------
--------------------------------------------------------------------------------
 FERTILIZER-0.03%
--------------------------------------------------------------------------------
Serrana S.A. ON ...........................      41,459                   19,347
Serrana S.A. PN ...........................      49,436                   22,817
                                                                  --------------
                                                                          42,164
                                                                  --------------
--------------------------------------------------------------------------------
 FOOD & BEVERAGES-3.98%
--------------------------------------------------------------------------------
Companhia Brasileira
 de Distribuicao Grupo Pao
 de Acucar ADR ............................     156,780                5,722,470
Seara Alimentos S.A. ...................... 160,771,340                   63,484
                                                                  --------------
                                                                       5,785,954
                                                                  --------------
--------------------------------------------------------------------------------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-9.66%
--------------------------------------------------------------------------------
Brasil Telecom Participacoes
 S.A. ADR+ ................................      45,300                2,672,700
Embratel Participacoes
 S.A. ADR .................................     220,400                3,457,525
Tele Norte Leste Particpacoes
 S.A. ADR .................................     346,194                7,897,551
Telecomunicacoes Brasileiras
 S.A. PN ..................................  43,464,259                      446
Telecomunicacoes de Minas
 Gerais S.A. PNB ..........................     276,107                   12,177
                                                                  --------------
                                                                      14,040,399
                                                                  --------------
--------------------------------------------------------------------------------
 MINING-5.13%
--------------------------------------------------------------------------------
Companhia Vale do
 Rio Doce ADR+ ............................     156,100                3,843,962
Companhia Vale do
 Rio Doce PNA+ ............................     147,988                3,603,318
                                                                  --------------
                                                                       7,447,280
                                                                  --------------

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                 No. of                  Value
Description                                      Shares                 (Note A)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 OIL & NATURAL GAS-7.90%
--------------------------------------------------------------------------------
Petroleo Brasileiro S.A.+ .................     205,300           $    4,860,042
Petroleo Brasileiro S.A. ADR+ .............     261,800                6,610,450
                                                                  --------------
                                                                      11,470,492
                                                                  --------------
--------------------------------------------------------------------------------
 PAPER PRODUCTS-0.41%
--------------------------------------------------------------------------------
Votorantim Celulose e Papel
 S.A. ADR .................................      42,900                  597,919
                                                                  --------------
--------------------------------------------------------------------------------
 STEEL-2.02%
--------------------------------------------------------------------------------
Companhia Siderurgica
 Nacional S.A. ON+ ........................  80,064,038                2,549,732
Gerdau S.A. PN ............................  41,787,901                  381,877
                                                                  --------------
                                                                       2,931,609
                                                                  --------------
TOTAL BRAZIL (Cost $61,427,668) ...........                           63,739,888
                                                                  --------------
--------------------------------------------------------------------------------
 CHILE-7.88%
--------------------------------------------------------------------------------
 AIRLINES-0.10%
--------------------------------------------------------------------------------
Lan Chile S.A. ............................      99,449                  150,798
                                                                  --------------
--------------------------------------------------------------------------------
 BANKING-0.55%
--------------------------------------------------------------------------------
Banco de Credito e Inversiones ............     121,029                  797,368
                                                                  --------------
--------------------------------------------------------------------------------
 ELECTRIC-INTEGRATED-1.60%
--------------------------------------------------------------------------------
Empresa Nacional de
 Electricidad S.A. ........................     516,002                  185,266
Enersis S.A.+ .............................   1,936,864                  681,911
Enersis S.A. ADR+ .........................      80,400                1,417,050
Gener S.A. ................................     192,082                   46,200
                                                                  --------------
                                                                       2,330,427
                                                                  --------------
--------------------------------------------------------------------------------
 ENGINEERING & CONSTRUCTION-0.01%
--------------------------------------------------------------------------------
Maderas y Sinteticos S.A.(a) ..............      41,277                   17,986
                                                                  --------------
--------------------------------------------------------------------------------
 FERTILIZER-0.14%
--------------------------------------------------------------------------------
Sociedad Quimica y Minera
 de Chile S.A. ............................         213                    4,473
Sociedad Quimica y Minera
 de Chile S.A., Class A ...................      84,202                  192,252
                                                                  --------------
                                                                         196,725
                                                                  --------------

                                                 No. of                  Value
Description                                      Shares                 (Note A)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FOOD & BEVERAGES-2.68%
--------------------------------------------------------------------------------
Compania Cervecerias Unidas
 S.A. .....................................     102,067          $       435,842
Compania Cervecerias Unidas
 S.A. ADR .................................       5,600                  120,400
Distribucion y Servicio D&S
 S.A. ADR .................................      70,500                1,229,344
Embotelladora Andina
 S.A. PNA .................................     210,074                  421,063
Embotelladora Andina S.A.
 PNB ADR ..................................     110,400                1,055,700
Embotelladora Arica
 S.A. ADR+ ................................      75,000                  637,500
                                                                  --------------
                                                                       3,899,849
                                                                  --------------
--------------------------------------------------------------------------------
 FORESTRY-1.16%
--------------------------------------------------------------------------------
Compania de Petroleos
 de Chile S.A. ............................     293,817                1,054,925
Empresas CMPC S.A. ........................      65,039                  623,468
                                                                  --------------
                                                                       1,678,393
                                                                  --------------
--------------------------------------------------------------------------------
 INSURANCE-0.08%
--------------------------------------------------------------------------------
Compania de Seguros
 La Prevision Vida S.A. ...................     217,878                  113,923
                                                                  --------------
--------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT & MANAGEMENT-0.08%
--------------------------------------------------------------------------------
Parque Arauco S.A. ........................     304,799                  121,070
                                                                  --------------
--------------------------------------------------------------------------------
 RETAIL-0.26%
--------------------------------------------------------------------------------
Sociedad Anonima Comercial e
 Industrial Falabella .....................     424,223                  380,784
                                                                  --------------
--------------------------------------------------------------------------------
 STEEL-0.16%
--------------------------------------------------------------------------------
Compania Acero del Pacifico
 S.A. .....................................     155,931                  230,737
                                                                  --------------
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS-1.06%
--------------------------------------------------------------------------------
Compania de Telecomunicaciones
 de Chile S.A. ADR ........................      59,400                  783,337
Empresa Nacional de
 Telecomunicaciones S.A. ..................      93,897                  752,813
                                                                  --------------
                                                                       1,536,150
                                                                  --------------
TOTAL CHILE (Cost $11,560,353) ............                           11,454,210
                                                                  --------------

--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                 No. of                  Value
Description                                   Shares/Units             (Note A)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COLOMBIA-0.00%
--------------------------------------------------------------------------------
 CEMENT-0.00%
--------------------------------------------------------------------------------
Cementos Paz del Rio S.A. ADR ++
 (Cost $337) ..............................          31           $          193
                                                                  --------------
--------------------------------------------------------------------------------
 JAMAICA-2.04%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 INVESTMENT & HOLDING COMPANIES-2.04%
--------------------------------------------------------------------------------
Jamaican Assets I L.P. +++
 (Cost $1,604,956) ........................   1,319,033                2,964,013
                                                                  --------------
--------------------------------------------------------------------------------
 LATIN AMERICA-0.79%
--------------------------------------------------------------------------------
 DIVERSIFIED OPERATIONS-0.79%
--------------------------------------------------------------------------------
J.P. Morgan Latin America Capital
 Partners, L.P.*+# ........................   1,145,682                1,145,682
                                                                  --------------
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS-0.00%
--------------------------------------------------------------------------------
International Wireless
 Communications Holdings
 Corp.*+ ..................................      12,636                        0
                                                                  --------------
TOTAL LATIN AMERICA (Cost $1,337,483) .....                            1,145,682
                                                                  --------------
--------------------------------------------------------------------------------
 MEXICO-38.59%
--------------------------------------------------------------------------------
 BROADCAST, RADIO & TELEVISION-4.27%
--------------------------------------------------------------------------------
Grupo Televisa S.A. GDR+ ..................     138,100                6,205,869
                                                                  --------------
--------------------------------------------------------------------------------
 CELLULAR TELECOMMUNICATIONS-1.74%
--------------------------------------------------------------------------------
Grupo Iusacell S.A. de C.V.,
 Series V ADR .............................     258,734                2,522,656
                                                                  --------------
--------------------------------------------------------------------------------
 CEMENT-1.88%
--------------------------------------------------------------------------------
Cemex, S.A. de C.V. ADR ...................     151,008                2,727,582
Cemex, S.A. de C.V. CPO ...................           2                        7
                                                                  --------------
                                                                       2,727,589
                                                                  --------------
--------------------------------------------------------------------------------
 DIVERSIFIED OPERATIONS-0.20%
--------------------------------------------------------------------------------
Alfa, S.A., Series A ......................     207,440                  284,829
                                                                  --------------
--------------------------------------------------------------------------------
 FINANCIAL SERVICES-6.87%
--------------------------------------------------------------------------------
Grupo Financiero Banamex Accival,
 S.A. de C.V., Series O+ ..................   3,491,993                5,739,168


                                                 No. of                  Value
Description                                      Shares                (Note A)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (CONTINUED)
--------------------------------------------------------------------------------
Grupo Financiero Bancomer,
 S.A. de C.V., Series O+ ..................   7,678,506            $   4,249,197
                                                                  --------------
                                                                       9,988,365
                                                                  --------------
--------------------------------------------------------------------------------
 FOOD & BEVERAGES-6.68%
--------------------------------------------------------------------------------
Coca-Cola Femsa S.A. ADR ..................     142,769                3,194,456
Grupo Modelo, S.A. de C.V.,
 Series C .................................   2,455,644                6,513,645
                                                                  --------------
                                                                       9,708,101
                                                                  --------------
--------------------------------------------------------------------------------
 METAL-DIVERSIFIED-1.12%
--------------------------------------------------------------------------------
Nuevo Grupo Mexico S.A., Class B+ .........     539,564                1,627,644
                                                                  --------------
--------------------------------------------------------------------------------
 RETAIL-3.60%
--------------------------------------------------------------------------------
Wal-Mart de Mexico S.A.
 de C.V. ADR+ .............................     262,889                5,231,228
                                                                  --------------
--------------------------------------------------------------------------------
 STEEL-1.02%
--------------------------------------------------------------------------------
Tubos de Acero de Mexico,
 S.A. ADR .................................     103,200                1,475,760
                                                                  --------------
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS-11.21%
--------------------------------------------------------------------------------
Telefonos de Mexico, S.A.
 de C.V., Class L ADR .....................     360,900               16,285,612
                                                                  --------------
TOTAL MEXICO (Cost $61,973,635) ...........                           56,057,653
                                                                  --------------
--------------------------------------------------------------------------------
 PERU-0.51%
--------------------------------------------------------------------------------
 ENGINEERING & CONSTRUCTION-0.01%
--------------------------------------------------------------------------------
Tecsur S.A.+ ..............................     160,698                    9,112
                                                                  --------------
--------------------------------------------------------------------------------
 MINING-0.50%
--------------------------------------------------------------------------------
Compania de Minas Buenaventura
 S.A., Class B ADR ........................      50,100                  726,450
                                                                  --------------
TOTAL PERU (Cost $852,374) ................                              735,562
                                                                  --------------
--------------------------------------------------------------------------------
 UNITED STATES-0.07%
--------------------------------------------------------------------------------
 NETWORKING PRODUCTS-0.07%
--------------------------------------------------------------------------------
Lucent Technologies Inc.
 (Cost $230,164) ..........................       7,984                  107,784
                                                                  --------------

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                 No. of                  Value
Description                                   Shares/Units             (Note A)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 VENEZUELA-0.47%
--------------------------------------------------------------------------------
 CEMENT-0.00%
--------------------------------------------------------------------------------
Cemex Venezuela, S.A.C.A.,
 Shares 1 .................................         315           $          104
Cemex Venezuela, S.A.C.A.,
 Shares 2 .................................          41                       15
                                                                  --------------
                                                                             119
                                                                  --------------
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS-0.47%
--------------------------------------------------------------------------------
Venworld
 Telecommunications+++ ....................      80,301                  683,514
                                                                  --------------
TOTAL VENEZUELA (Cost $1,634,069) .........                              683,633
                                                                  --------------
--------------------------------------------------------------------------------
 GLOBAL-1.29%
--------------------------------------------------------------------------------
 VENTURE CAPITAL-1.29%
--------------------------------------------------------------------------------
Emerging Markets Ventures I, L.P. +++#
 (Cost $1,674,292) ........................   1,606,686                1,873,893
                                                                  --------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $148,696,826) ...........                          143,891,804
                                                                  --------------
--------------------------------------------------------------------------------
 FLOATING RATE BOND-0.00%
--------------------------------------------------------------------------------
 ARGENTINA-0.00%
--------------------------------------------------------------------------------

                                                Par
                                                (000)
                                           ------------
Republic of Argentina, Bocon
 Pre 2, 6.61%, 04/01/01(b)
 (Cost $49) ...............................    USD    0                       37
                                                                  --------------

                                                 No. of                  Value
Description                                      Shares                 (Note A)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS-0.10%
--------------------------------------------------------------------------------
 CHILEAN MUTUAL FUNDS-0.10%
--------------------------------------------------------------------------------
Fondo Mutuo Bancredito
 Redimiento ...............................           0            $          13
Fondo Mutuo Security Check ................      30,670                  139,848
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $139,419) ..........................                              139,861
                                                                  --------------
TOTAL INVESTMENTS-99.14%
 (Cost $148,836,294) (Notes A,D) ..........                          144,031,702

CASH AND OTHER ASSETS IN
 EXCESS OF LIABILITIES-0.86% ..............                            1,249,635
                                                                  --------------
NET ASSETS-100.00% ........................                        $ 145,281,337
                                                                  --------------
                                                                  --------------
--------------------------------------------------------------------------------

*    Not readily marketable security.
++   Restricted security, not readily marketable (See Note F).
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
# As of December 31, 2000, the fund committed to investing an additional $825,643 and $5,829,655 of capital in Emerging Markets Ventures I, L.P. and J.P. Morgan Latin America Capital Partners, L.P., respectively.
(a) With an additional 8,959 rights attached, expiring 01/14/01, with no market value.
(b) Rate resets based on 1 month U.S. dollar LONDON Interbank Offered Rate (LIBOR). Pro-Rata Sinking Fund has been established.
ADR  American Depositary Receipts.
CPO  Ordinary Participation Certificates.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
PNC  Preferred Shares, Class C.
USD  United States Dollars.

--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2000
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------------------------------
Investments, at value (Cost $148,836,294) (Note A) .............................................       $144,031,702
Cash (including $7,549 of foreign currencies with a cost of $7,556) (Note A) ...................          2,160,892
Receivables:
   Dividends ...................................................................................            352,442
   Investments sold ............................................................................            302,604
Prepaid expenses and other assets ..............................................................             18,191
                                                                                                      -------------
Total Assets ...................................................................................        146,865,831
                                                                                                      -------------

-----------------------------------------------------------------------------------------------
 LIABILITIES
-----------------------------------------------------------------------------------------------
Payables:
   Dividend (Note A) ...........................................................................            700,056
   Investment advisory fees (Note B) ...........................................................            353,076
   Administration fees (Note B) ................................................................             65,565
   Other accrued expenses ......................................................................            465,797
                                                                                                      -------------
Total Liabilities ..............................................................................          1,584,494
                                                                                                      -------------
NET ASSETS (applicable to 8,750,704 shares of common stock outstanding) (Note C)................      $ 145,281,337
                                                                                                      -------------
                                                                                                      -------------
NET ASSET VALUE PER SHARE ($145,281,337 DIVIDED BY 8,750,704) ..................................      $       16.60
                                                                                                      -------------
                                                                                                      -------------
-----------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
-----------------------------------------------------------------------------------------------
Capital stock, $0.001 par value; 8,750,704 shares issued and outstanding
 (100,000,000 shares authorized) ...............................................................      $       8,751
Paid-in capital ................................................................................        170,447,491
Undistributed net investment income ............................................................            707,239
Accumulated net realized loss on investments and foreign currency related transactions .........        (21,076,383)
Net unrealized depreciation in value of investments and translation of other
  assets and liabilities denominated in foreign currencies .....................................         (4,805,761)
                                                                                                      -------------
Net assets applicable to shares outstanding ....................................................       $145,281,337
                                                                                                      -------------
                                                                                                      -------------

--------------------------------------------------------------------------------
12                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
Income (Note A):
   Dividends ...................................................................................      $    1,744,520
   Interest ....................................................................................             215,570
   Less: Foreign taxes withheld ................................................................            (149,437)
                                                                                                      --------------
   Total Investment Income .....................................................................           1,810,653
                                                                                                      --------------

Expenses:
   Investment advisory fees (Note B) ...........................................................           1,224,167
   Consulting/Merger-related fees (Note A) .....................................................             377,598
   Administration fees (Note B) ................................................................             201,237
   Audit and legal fees ........................................................................             139,462
   Custodian fees ..............................................................................             129,700
   Printing ....................................................................................             102,132
   Accounting fees .............................................................................              86,012
   Directors' fees .............................................................................              37,940
   Transfer agent fees .........................................................................              34,120
   NYSE listing fees ...........................................................................              18,431
   Insurance ...................................................................................               8,193
   Other .......................................................................................              30,193
   Brazilian taxes (Note A) ....................................................................             120,900
                                                                                                      --------------
   Total Expenses ..............................................................................           2,510,085
   Less: Fee waivers (Note B) ..................................................................             (73,501)
                                                                                                      --------------
        Net Expenses ...........................................................................           2,436,584
                                                                                                      --------------
    Net Investment Loss ........................................................................            (625,931)
                                                                                                      --------------

-----------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
-----------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
   Investments .................................................................................          16,972,016
   Foreign currency related transactions .......................................................             (39,814)
Net change in unrealized appreciation in value of investments and translation
   of other assets and liabilities denominated in foreign currencies ...........................         (33,666,959)
                                                                                                      --------------
Net realized and unrealized loss on investments and foreign currency related transactions ......         (16,734,757)
                                                                                                      --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................       $ (17,360,688)
                                                                                                      --------------
                                                                                                      --------------

--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               13

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                For the Years ended
                                                                                                    December 31,
                                                                                       -------------------------------------
                                                                                            2000                  1999
                                                                                       --------------         --------------
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss) ...................................................... $     (625,931)        $      426,810
   Net realized gain on investments and foreign currency related
    transaction ......................................................................     16,932,202              1,497,554
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in
    foreign currencies ...............................................................    (33,666,959)            46,392,673
                                                                                       --------------         --------------
     Net increase/(decrease) in net assets resulting from operations .................    (17,360,688)            48,317,037
                                                                                       --------------         --------------
Dividends to shareholders (Note A):
   Net investment income .............................................................       (700,056)                    --
                                                                                       --------------         --------------
Capital share transactions:
   Cost of 1,104,000 shares and 1,378,200 shares repurchased,
    respectively (Note G) ............................................................    (13,448,170)           (11,731,377)
   Net assets received in conjunction with Merger Agreement
    and Plan of Reorganization (Note A) ..............................................     53,528,610                     --
                                                                                       --------------         --------------
     Total capital share transactions ................................................     40,080,440            (11,731,377)
                                                                                       --------------         --------------
     Total increase in net assets ....................................................     22,019,696             36,585,660
                                                                                       --------------         --------------

-------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------
Beginning of year ....................................................................    123,261,641             86,675,981
                                                                                       --------------         --------------
End of year .......................................................................... $  145,281,337         $  123,261,641
                                                                                       --------------         --------------
                                                                                       --------------         --------------



--------------------------------------------------------------------------------
14                               See accompanying notes to financial statements.

                      This page intentionally left blank.





--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS(Section).
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------



                                                                      For the Years Ended December 31,
                                                                    --------------------------------------
                                                                     2000             1999           1998
                                                                    -------         -------        -------
-----------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------
Net asset value, beginning of period ............................    $18.57          $10.96         $18.77
                                                                    -------         -------        -------
Net investment income/(loss) ....................................     (0.11)+          0.07+          0.16
Net realized and unrealized gain/(loss) on investments
   and foreign currency related transactions ....................     (2.44)           7.07          (7.85)++
                                                                    -------         -------        -------
Net increase/(decrease) in net assets
   resulting from operations ....................................     (2.55)           7.14          (7.69)
                                                                    -------         -------        -------
Dividends and distributions to shareholders:
   Net investment income ........................................     (0.08)             --          (0.12)
   Net realized gain on investments and foreign currency
     related transactions .......................................        --              --             --
   In excess of net realized gains ..............................        --              --             --
                                                                    -------         -------        -------
Total dividends and distributions to shareholders ...............     (0.08)             --          (0.12)
                                                                    -------         -------        -------
Anti-dilutive impact due to capital shares repurchased ..........      0.66            0.47             --
Effect of reduction of accrued offering costs ...................        --              --             --
Dilutive impact due to capital share rights offering ............        --              --             --
                                                                    -------         -------        -------
Net asset value, end of period ..................................    $16.60          $18.57         $10.96
                                                                    -------         -------        -------
                                                                    -------         -------        -------
Market value, end of period .....................................   $12.875         $13.760         $7.834
                                                                    -------         -------        -------
                                                                    -------         -------        -------
Total investment return (a) .....................................     (5.87)%         75.65%        (46.63)%
                                                                    -------         -------        -------
                                                                    -------         -------        -------

-----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------
Net assets, end of period (000 omitted) ......................... $145,281        $123,262        $86,676
Ratio of expenses to average net assets(b) ......................     2.13%           2.14%          2.41%
Ratio of expenses to average net assets, excluding fee waivers ..     2.19%           2.22%          2.60%
Ratio of expenses to average net assets, excluding taxes ........     2.03%           2.05%          1.77%
Ratio of net investment income/(loss) to average net assets .....    (0.55)%          0.46%          1.12%
Portfolio turnover rate .........................................   125.83%         161.71%        142.35%



--------------------------------------------------------------------------------

Section Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.

*        Commencement of investment operations.

** Initial public offering price of $16.35 per share less underwriting discount of $1.14 per share and offering expenses of $0.11 per share.

+        Based on average shares outstanding.

++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

--------------------------------------------------------------------------------
16                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS(Section).
--------------------------------------------------------------------------------

                                                                                                                       For the
                                                                                                                        Period
                                                                                                                      October 30,
                                                                                                                         1991*
                                                                     For the Years Ended December 31,                  through
                                                                ----------------------------------------------------  December 31,
                                                                  1997    1996     1995      1994     1993     1992      1991
                                                                -------  -------  -------  -------  -------  -------  ------------
---------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------
Net asset value, beginning of period ..........................  $18.41   $16.27   $19.53   $24.52   $15.66   $16.83   $15.10**
                                                                -------  -------  -------  -------  -------  -------  -------
Net investment income/(loss) ..................................    0.16     0.21     0.07     0.01+    0.12+    0.23     0.07
Net realized and unrealized gain/(loss) on investments
   and foreign currency related transactions ..................    2.01     2.00    (3.07)    1.05     9.54     0.47     1.74
                                                                -------  -------  -------  -------  -------  -------  -------
Net increase/(decrease) in net assets
   resulting from operations ..................................    2.17     2.21    (3.00)    1.06     9.66     0.70     1.81
                                                                -------  -------  -------  -------  -------  -------  -------
Dividends and distributions to shareholders:
   Net investment income ......................................   (0.17)   (0.07)      --    (0.18)      --    (0.23)   (0.07)
   Net realized gain on investments and foreign currency
     related transactions .....................................   (1.64)      --    (0.26)   (3.38)   (0.82)   (1.44)   (0.01)
   In excess of net realized gains ............................      --       --       --       --       --    (0.20)      --
                                                                -------  -------  -------  -------  -------  -------  -------
Total dividends and distributions to shareholders .............   (1.81)   (0.07)   (0.26)   (3.56)   (0.82)   (1.87)   (0.08)
                                                                -------  -------  -------  -------  -------  -------  -------
Anti-dilutive impact due to capital shares repurchased ........      --       --       --       --       --       --       --
Effect of reduction of accrued offering costs .................      --       --       --       --     0.02       --       --
Dilutive impact due to capital share rights offering ..........      --       --       --    (2.49)      --       --       --
                                                                -------  -------  -------  -------  -------  -------  -------
Net asset value, end of period ................................  $18.77   $18.41   $16.27   $19.53   $24.52   $15.66   $16.83
                                                                -------  -------  -------  -------  -------  -------  -------
                                                                -------  -------  -------  -------  -------  -------  -------
Market value, end of period ................................... $14.918  $15.259  $14.033  $19.210  $27.929  $15.259  $14.714
                                                                -------  -------  -------  -------  -------  -------  -------
                                                                -------  -------  -------  -------  -------  -------  -------
Total investment return (a) ...................................   10.29%    9.18%  (25.65)% (17.78)%  89.35%   16.49%   (2.73)%
                                                                -------  -------  -------  -------  -------  -------  -------
                                                                -------  -------  -------  -------  -------  -------  -------

---------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------
Net assets, end of period (000 omitted) .......................$148,130 $145,230 $128,377 $153,128 $135,573  $86,359  $92,751
Ratio of expenses to average net assets(b) ....................    1.89%    1.69%    2.04%    1.94%    2.00%    2.20%    2.35%(c)
Ratio of expenses to average net assets, excluding fee waivers.    2.02%    1.80%    2.15%      --       --       --       --
Ratio of expenses to average net assets, excluding taxes ......    1.65%      --     1.81%    1.70%      --       --       --
Ratio of net investment income/(loss) to average net assets ...    0.77%    1.16%    0.42%    0.04%    0.63%    1.27%    2.46%(c)
Portfolio turnover rate .......................................  111.83%   43.22%   27.05%   68.46%   49.48%   68.70%   11.58%


--------------------------------------------------------------------------------

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

(c) Annualized.

--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. The Fund engaged an Investment Banking Firm during the fiscal year ended December 31, 2000, to look at various strategic options for the Fund. On November 10, 2000, the Fund (then known as "The Latin America Investment Fund, Inc.") consummated its merger with The Latin America Equity Fund, Inc. (the "Predecessor Fund"). Pursuant to the terms of the agreement governing the merger, each share of common stock of the Predecessor Fund was converted into an equivalent dollar amount of full shares of common stock of the Fund, based on the net asset value of the Fund and the Predecessor Fund as of November 9, 2000 ($16.60 and $15.23, respectively), resulting in a conversion ratio of 0.9175 shares of the Fund for each share of the Predecessor Fund. Cash was paid in lieu of fractional shares. Net assets of the Fund and the Predecessor Fund as of the merger date were $52,480,259 and $93,395,715, including unrealized depreciation of $1,555,628 and $3,158,059, respectively. Total net assets after the merger were $145,875,974. Subsequent to the merger, the Fund's accounting agent contributed $1,048,351 to the Fund related to the issuance of shares to the Predecessor Fund shareholders. Upon the consummation of the merger, the Fund changed its name to "The Latin America Equity Fund, Inc." and adopted the Predecessor Fund's investment objective and policies. Accordingly, under normal market conditions the Fund will invest substantially all or at least 80%, of its total assets in Latin American equity securities.

For financial reporting purposes the historical results of the Predecessor Fund will survive.

The Board of Directors of the Fund has approved the overall terms of a self-tender program, which terms include the following: (i) the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, commencing in 2001, and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. The self-tender program is subject to change based on economic or market conditions or other factors. For example, sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program.

Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2000, the Fund held 4.59% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

$6,250,800 and fair value of $6,667,102. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 2000, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 2000, the Fund had a capital loss carryover for U.S. federal income tax purposes of $18,907,917 of which $9,424,172 and $674,775 expire in 2006 and 2007, respectively and are subject to Internal Revenue Code limitations. In addition, capital loss carryover of $8,654,660 and $154,310 expire in 2005 and 2006, respectively.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the year ended December 31, 2000, the Fund did not incur such expense.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999 the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax was to be assessed at a rate of 0.38% for the initial year and at a rate of 0.30% for the remaining two years. For the year ended December 31, 2000, the Fund incurred $120,900 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryforwards, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 15, 2000, a dividend in the aggregate amount of $700,056, equal to $0.08 per share from net investment income was declared. This dividend was payable on January 12, 2001 to shareholders of record as of December 28, 2000.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 2000, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net realized loss on investments and foreign currency related transactions relating to foreign currency losses of $91,336 and $12,436 to paid-in capital and undistributed net investment income, respectively. In addition, $10,454,108 and $2,045,662 was reclassed from paid-in-capital to accumulated net realized loss on investments and foreign currency related transactions and to undistributed net investment income, respectively, due to merger-related activities.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than

--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. As of December 31, 2000, the Fund had no such agreements.

--------------------------------------------------------------------------------
NOTE B. AGREEMENTS
--------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser, with respect to all investments. Effective July 1, 2000, CSAM agreed to revise its method of calculating the investment advisory fee to be based on the lesser of the average weekly stock market price or average weekly net assets. Such fee is based on the calculation used prior to July 1, 2000, substituting the above-mentioned revision in place of average weekly net assets. Prior to July 1, 2000, CSAM received as compensation for its advisory services, from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $150 million. Effective November 10, 2000, CSAM receives as compensation for its advisory services, from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly net assets, 0.90% of the next $50 million of the Fund's average weekly net assets and 0.80% of the Fund's average weekly net assets in excess of $150 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. As of November 10, 2000, no waivers are in effect. For the year ended December 31, 2000, CSAM earned $1,224,167 for advisory services, of which CSAM waived $73,501. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2000, CSAM was reimbursed $14,782 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. Effective July 1, 2000, in return for its services, Celfin is paid a fee, out of the advisory fees

--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the lesser of the average weekly stock market price of assets invested in Chile or the Fund's average weekly net assets invested in Chile. Prior to July 1, 2000, Celfin was paid a fee, out of the advisory fees payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Chile. For the year ended December 31, 2000, Celfin earned $20,460 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 2000, BSFM earned $112,125 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $55,000 at December 31, 2000) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $5,600 at December 31, 2000). For the year ended December 31, 2000, Celfin earned $74,330 and $4,116 for administration and accounting services, respectively.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund in the open market.

--------------------------------------------------------------------------------
NOTE C. CAPITAL STOCK
--------------------------------------------------------------------------------

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,750,704 shares outstanding at December 31, 2000, CSAM owned 7,169 shares.

--------------------------------------------------------------------------------
NOTE D. INVESTMENT IN SECURITIES
--------------------------------------------------------------------------------

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2000 was $151,004,761. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $6,973,059 was composed of gross appreciation of $9,441,338 for those investments having an excess of value over cost and gross depreciation of $16,414,397 for those investments having an excess of cost over value.

For the year ended December 31, 2000, purchases and sales of securities, other than short-term investments, were $144,038,805 and $149,062,722, respectively.

--------------------------------------------------------------------------------
NOTE E. CREDIT FACILITY
--------------------------------------------------------------------------------

The Fund, together with other funds advised by CSAM, established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At December 31, 2000, and during the year ended December 31, 2000, the Fund had no borrowings under the Credit Facility.

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE F. RESTRICTED SECURITIES
--------------------------------------------------------------------------------

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of December 31, 2000, value per unit/share of such securities and percent of net assets which the securities comprise.

                                                                                            FAIR VALUE AT      VALUE      PERCENT
                                             NUMBER OF       ACQUISITION                     DECEMBER 31,       PER       OF NET
SECURITY                                   UNITS/SHARES         DATES            COST           2000         UNIT/SHARE   ASSETS
--------                                   ------------   -----------------   ----------   --------------    ----------   -------
Emerging Markets Ventures I, L.P. ......    1,423,468     01/22/98-12/21/99   $1,489,992      $1,660,204      $1.17         1.14
                                               91,609         03/21/00            92,165         106,844       1.17         0.07
                                               91,609         03/24/00            92,135         106,845       1.17         0.08
                                           ------------                       ----------   --------------                 -------
                                            1,606,686                          1,674,292       1,873,893                    1.29
                                           ------------                       ----------   --------------                 -------
Jamaican Assets I L.P. .................    1,319,033     07/29/97-10/20/97    1,604,956       2,964,013       2.25         2.04
                                           ------------                       ----------   --------------                 -------
Venworld Telecommunications ............       80,301     07/30/92-08/7/92     1,634,064         683,514       8.51         0.47
                                           ------------                       ----------   --------------                 -------
Total ..................................                                      $4,913,312      $5,521,420                    3.80
                                                                              ----------   --------------                 -------
                                                                              ----------   --------------                 -------


The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------
NOTE G. SHARE REPURCHASE PROGRAM
--------------------------------------------------------------------------------

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders that elected to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintained their investment. By July, 1999, the Fund had repurchased the full amount so authorized (1,300,000 shares). On October 14, 1999, the Board of Directors authorized the repurchase by the Fund of up to an additional 15% of the Fund's outstanding common shares, for the purpose of further enhancing shareholder value. The repurchase program was subject to review by the Board of Directors of the Fund. Such program has been suspended upon the merger with the Predecessor Fund (see Note A). For the year ended December 31, 2000, the Fund repurchased 1,104,000 of its shares for a total cost of $13,448,170 at a weighted average discount of 24.29% from net asset value. The discount of individual repurchases ranged from 20.26% - 28.48%. For the year ended December 31, 1999, the Fund repurchased 1,378,200 of its shares for a total cost of $11,731,377 at a weighted average discount of 23.16% from net asset value. The discount of individual repurchases ranged from 16.83% - 27.28%.

--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Latin America Equity Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principals generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provided a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 23, 2001

--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
RESULTS OF MEETINGS OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On May 23, 2000, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)   To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                    FOR       WITHHELD     NON-VOTES
----------------                   -----     ----------   -----------
George W. Landau                 5,662,387     362,668     1,100,473
Richard W. Watt                  5,665,553     359,502     1,100,473

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano, William W. Priest, Jr. and Martin M. Torino continue to serve as directors of the Fund.

Effective November 10, 2000, Riordan Roett serves as a director to the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP, as independent public accountants for the fiscal year ending December 31, 2000.

             FOR           AGAINST        ABSTAIN        NON-VOTES
          ---------        -------        -------        ---------
          5,957,489        48,296         19,270         1,100,473

(3) To approve a shareholder proposal requesting that the Board of Directors present for shareholder approval a program to permit shareholders to realize net asset value for their shares.

                                                         DELEGATED
                                                         NON-VOTES/
             FOR           AGAINST        ABSTAIN        NON-VOTES
          ---------        -------        -------        ---------
          3,131,877       750,787         63,375         3,179,489

On October 10, 2000, the special meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1) To approve the Merger Agreement and Plan of Reorganization whereby the Fund will merge with and into The Latin America Investment Fund, Inc.

             FOR           AGAINST        ABSTAIN        NON-VOTES
          ---------        -------        -------        ---------
          3,139,580         202,417       84,669         2,704,762

--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2000) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $0.08 per share dividend paid in respect of such year, is represented entirely by net investment income. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2000.

Notification for calendar year 2000 was mailed in January 2001. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)
--------------------------------------------------------------------------------

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Latin America Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant

--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-9697; Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink-SM- Program, P.O. Box 43010, Providence, RI 02940-3010.

* InvestLink is a service mark of EquiServe, L.P.
--------------------------------------------------------------------------------
                                                                              29

--------------------------------------------------------------------------------
OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC
--------------------------------------------------------------------------------

Credit Suisse Warburg Pincus Blue Chip Fund                      Warburg, Pincus Focus Fund
Credit Suisse Warburg Pincus Developing Markets Fund             Warburg, Pincus Global Financial Services Fund
Credit Suisse Warburg Pincus Fixed Income II Fund                Warburg, Pincus Global Fixed Income Fund
Credit Suisse Warburg Pincus High Income Fund                    Warburg, Pincus Global Health Sciences Fund
Credit Suisse Warburg Pincus                                     Warburg, Pincus Global New Technologies Fund
   International Equity II Fund                                  Warburg, Pincus Global Post-Venture Capital Fund
Credit Suisse Warburg Pincus Municipal Money Fund                Warburg, Pincus Global Telecommunications Fund
Credit Suisse Warburg Pincus Municipal Trust Fund                Warburg, Pincus Intermediate Maturity Government Fund
Credit Suisse Warburg Pincus Small Company Value Fund            Warburg, Pincus International Equity Fund
Credit Suisse Warburg Pincus Strategic Growth Fund               Warburg, Pincus International Small Company Fund
Credit Suisse Warburg Pincus Technology Fund                     Warburg, Pincus Japan Growth Fund
Credit Suisse Warburg Pincus                                     Warburg, Pincus Japan Small Company Fund
   U.S. Government Money Fund                                    Warburg, Pincus Long-Short Market Neutral Fund
Credit Suisse Warburg Pincus Value Fund                          Warburg, Pincus Major Foreign Markets Fund
Warburg, Pincus Balanced Fund                                    Warburg, Pincus New York Intermediate Municipal Fund
Warburg, Pincus Capital Appreciation Fund                        Warburg, Pincus New York Tax Exempt Fund
Warburg, Pincus Cash Reserve Fund                                Warburg, Pincus Small Company Growth Fund
Warburg, Pincus Emerging Growth Fund                             Warburg, Pincus Small Company Value II Fund
Warburg, Pincus Emerging Markets Fund                            Warburg, Pincus Value II Fund
Warburg, Pincus European Equity Fund                             Warburg, Pincus WorldPerks Money Market Fund
Warburg, Pincus Fixed Income Fund                                Warburg, Pincus WorldPerks Tax Free Money Market Fund

For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-WARBURG (1-800-927-2874). For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 2000, CSAM-Americas managed approximately $93.0 billion in assets.

--------------------------------------------------------------------------------
  SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAEqt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmEqty". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

--------------------------------------------------------------------------------
  THE CSAM GROUP OF FUNDS
--------------------------------------------------------------------------------

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF) DLS High Yield Bond Fund (DHY)

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS AND CORPORATE OFFICERS
--------------------------------------------------------------------------------

Dr. Enrique R. Arzac    Director
James J. Cattano        Director
George W. Landau        Director
Riordan Roett           Director
Martin M. Torino        Director
William W. Priest, Jr.  Director
Jim McCaughan           Chairman of the Board of
                        Directors and Director
Richard W. Watt         President and Director
Emily Alejos            Chief Investment Officer
Yarek Aranowicz         Investment Officer
Hal Liebes              Senior Vice President
Michael A. Pignataro    Chief Financial Officer and
                        Secretary
Rocco A. Del Guercio    Vice President
Robert M. Rizza         Treasurer

--------------------------------------------------------------------------------
  INVESTMENT ADVISER
--------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

--------------------------------------------------------------------------------
ADMINISTRATOR
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

--------------------------------------------------------------------------------
  CUSTODIAN
--------------------------------------------------------------------------------

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

Fleet National Bank
(c/o EquiServe L.P.)
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------
  INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

--------------------------------------------------------------------------------
  LEGAL COUNSEL
--------------------------------------------------------------------------------

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019










This report, including the financial
statements herein, is sent to the
shareholders of the Fund for their
information. It is not a prospectus,                  LAQ
circular or representation intended                  LISTED
for use in the purchase or sale of                    NYSE-Registered Trademark-
shares of the Fund or of any
securities mentioned in this report.
--------------------------------------------------------------------------------
                                                                      3915-AR-00